Exhibit 99.2

1 Investor Presentation FOURTH QUARTER 2020

2 Agenda Business Overview Forward - Looking Statements and Non - GAAP Financial Information : Our discussions during this conference call and in this presentation will include forward - looking statements . Actual results could differ materially from those projected in the forward - looking statements . Some of the factors that could cause actual results to differ are discussed in the Company’s SEC filings . Our filings are available on our website at http : //investor . abm . com under “Company Information” . A description of other factors that could cause actual results to differ is also set forth at the end of this presentation . Also, the discussion during this conference call and in this presentation will include certain financial measures that were not prepared in accordance with U . S . generally accepted accounting principles (“U . S . GAAP”) . Please see the Appendix for reconciliations of those historical non - GAAP financial measures and for information relating to the use of certain other non - GAAP financial measures . Reconciliations of certain non - GAAP financial measures can also be found on the Investor Relations portion of our website at http : //investor . abm . com . 1 2 Responding to COVID - 19 3 4 Capital Structure 5 First Quarter 2021 Outlook Fourth Quarter and Full Year 2020 Review 6 Appendix

3 Business Overview

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5 Founded in 1909 | $6.0 Billion in Revenue +110,00 Employees .

6 Aviation Business & Industry Education Technology & Manufacturing Building Value Through Industry Expertise Keeping your environment safe, clean, comfortable and energy efficient through individual or integrated solutions

7 Business & Industry (52%) Aviation ( 11% ) Technology & Manufacturing ( 16% ) Education ( 13% ) Technical Solutions (8%) Industries We Serve Results as of fiscal 2020.

8 Services We Perform

9 Impact to operating costs through SOPs , labor management , technology and purchasing energy and asset lifecycle management Majority self - performed services maximizes alignment with client workplace strategy, increases quality, efficiency and control, and reduces management costs + + $ Value = direct operational cost savings + increased client portfolio asset value + enhanced client workforce productivity Aligning workplace strategy with operational best practices for improved cost efficiencies, productivity, communication and s cal ability Targeting the Outsourcing Continuum SAVINGS SERVICES

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11 Responding to COVID - 19

12 As with most companies, COVID - 19 has impacted our business This is a dynamic, rapidly shifting environment – with significant externalities Varying safety mandates managed by city/state A “new normal” for office occupancy and trends Most sensitive business segments include Aviation and Education Technical Solutions project related work experienced select site access impediments …and among our various end markets Impact felt across our national footprint…

13 We took rapid action | Our agile, action - oriented teams…  Operational Response Team Capture cross - functional input on latest COVID developments  Field Execution  Team  Cascade, execute, and track actions across IGs and the organization …working in lockstep to take coordinated actions across  Activity  Tracking Pods  Provide real - time updates of contract activity in the field  Actively managing our people, working capital, day - to - day operational risk & business continuity Our people Our clients / operations Financial resilience & risk mitigation

14 Potential opportunities in a post COVID - 19 world: New and increased expectations for workspace and building cleanliness and sanitization Rising demand for service volume and frequency Focus on higher value - added services, such as EnhancedClean™, to meet new "hyper - vigilant" cleaning environment Higher importance on scale, reach, and reliability where competitors are disrupted and not dependable

15 ABM EnhancedClean™ ABM’s EnhancedClean™ program is a three - step approach that delivers healthy spaces under the guidance of experts 3 Key Differentiators Processes Backed by Experts Hospital Grade Disinfectants & Specialized Equipment Innovative Solutions and Technology

16 Safety You Can See Building brand trust through visual assurance throughout the day

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21 Our Post - COVID Future | ABM strengths will drive advantage across markets Comprehensive service lines + EnhancedClean™ Deep client relationships Engaged people These advantages are core components of our market strength today and will continue to propel us into the future Scale advantage Results oriented operating culture Dislocated competition

22 Fourth Quarter and Full Year 2020 Review

23 Fourth Quarter 2020 Review $1,648.0 $1,484.6 2019 2020 Q4 FY20 Revenue

24 Q4 FY20 Income from Continuing Operations $44.7 $46.7 2019 2020 Q4 FY20 Adj. Income from Continuing Operations $48.1 $53.1 2019 2020 1 Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. Fourth Quarter 2020 Review $0.71 per share $0.66 per share $0.69 per share $0.78 per share 1

25 Q4 FY20 Net Income $93.0 $92.5 2019 2020 Q4 FY20 Adj. EBITDA $47.9 $53.1 2019 2020 Fourth Quarter 2020 Review $0.71 per share $0.78 per share 6.2% margin 5.6% margin 1 Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. 1

26 Fourth Quarter 2020 Segment Results Business & Industry • Revenues of $794.3m vs. $806.9m last year • Operating profit of $84.7m, operating margin of 10.7% Technology & Manufacturing • Revenues of $245.2m vs. $229.7m last year • Operating profit of $23.5m, operating margin of 9.6% Aviation • Revenues of $141.0m vs. $251.5m last year • Operating profit of $3.5m, operating margin of 2.5% Education • Revenues of $212.2m vs. $213.8m last year • Operating profit of $15.1m, operating margin of 7.1% Technical Solutions • Revenues of $123.1m vs. $175.5m last year • Operating loss of $3.6m, operating margin of - 2.9% * Reflects a $17.6m reserve on notes receivable related to a unique, entertainment - related project. *

27 Full Year 2020 Review FY20 Revenue $6,498.6 $5,987.6 2019 2020

28 FY20 Income from Continuing Operations FY20 Adj. Income from Continuing Operations $137.2 $163.5 2019 2020 $0.2 2019 2020 $127.5 Full Year 2020 Review $1.91 per share $2.05 per share $2.43 per share 1 1 FY 2020 includes pre - tax non - cash goodwill and intangible impairment charge of $172.8 million, $170.6 million after tax or $2.54 per diluted share. 2 Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. 2

29 $127.4 $0.3 2019 2020 FY20 Net Income $339.5 $361.9 2019 2020 FY20 Adj.EBITDA Full Year 2020 Review $1.90 per share 6.0% margin 5.2% margin 1 FY 2020 includes pre - tax non - cash goodwill and intangible impairment charge of $172.8 million, $170.6 million after tax or $2.54 per diluted share. 2 Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. 1 2

30 Capital Structure

31 Select Cash Flow and Balance Sheet Items Leverage *Acquired GCA Services Group for approximately $1.3b, largest acquisition in Company’s history Other acquisitions shown represent purchase price above $15m Beginning in Q2 FY20, leverage calculated as total indebtedness net of $100m/bank - defined pro - forma adjusted EBITDA (in millions) Westway 8 Solutions GCA* Revolver Drawdown Revolver Paydown

32 Select Cash Flow and Balance Sheet Items Shareholder Return I N M ARCH 2020 , THE C OMPANY SUSPENDED ALL FURTHER SHARE REPURCHASES A S THE COVID - 19 P ANDEMIC DEVELOPED (in millions)

33 Select Cash Flow and Balance Sheet Items Annual Dividend LONG HISTORY OF CONSECUTIVE DIVIDEND GROWTH 4Q20 MARKS THE 218 TH CONSECUTIVE QUARTERLY CASH DIVIDEND (in millions)

34 First Quarter 2021 Outlook

First Quarter 2021 Outlook

ABM Building Value

Metric	Amount
Income from continuing operations per diluted share[1]	$0.53 - $0.58
Adjusted Income from continuing operations per diluted share[1,2]	$0.60 - $0.65
Adjusted EBITDA Margin[3]	6.1% to 6.4%
Tax Rate (excluding WOTC & other discrete tax items)	~30%

2021 Working Days				
Quarter	Q1	Q2	Q3	Q4
Days	65	65	65	65
Δ y-o-y	-1	+1	-1	0

[1] With the exception of the 2020 Work Opportunity Tax Credits and anticipated excess tax benefits on stock-based awards, this guidance does not include any potential effects associated with certain other discrete tax items and other unrecognized tax benefits.
[2] Please refer to the appendix for a reconciliation of GAAP to non-GAAP measures.
[3] Adjusted EBITDA Margin is defined as adjusted EBITDA divided by revenue. We cannot provide a reconciliation of such forward looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

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36 Appendix

37 Forward Looking Statements This presentation contains both historical and forward - looking statements about ABM Industries Incorporated (“ABM”) and its subsidiaries (collectively referred to as “ABM,” “we,” “us,” “our,” or the “Company”) . We make forward - looking statements related to future expectations, estimates and projections that are uncertain, and often contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “predict,” “should,” “target,” or other similar words or phrases . These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict . For us, particular uncertainties that could cause our actual results to be materially different from those expressed in our forward - looking statements include : The COVID - 19 pandemic has had and is expected to continue having a negative effect on the global economy, and the United States economy, and it has disrupted and is expected to continue disrupting our operations and our clients’ operations, which has adversely affected and may continue to adversely affect our business, results of operations, cash flows, and financial condition ; our success depends on our ability to gain profitable business despite competitive market pressures ; our business success depends on our ability to attract and retain qualified personnel and senior management and to manage labor costs ; our ability to preserve long - term client relationships is essential to our continued success ; changes to our businesses, operating structure, financial reporting structure, or personnel relating to the implementation of strategic transformations, enhanced business processes, and technology initiatives may not have the desired effects on our financial condition and results of operations ; acquisitions, divestitures, and other strategic transactions could fail to achieve financial or strategic objectives, disrupt our ongoing business, and adversely impact our results of operations ; our international business involves risks different from those we face in the United States that could have an effect on our results of operations and financial condition ; our use of subcontractors or joint venture partners to perform work under customer contracts exposes us to liability and financial risk ; we manage our insurable risks through a combination of third - party purchased policies and self - insurance, and we retain a substantial portion of the risk associated with expected losses under these programs, which exposes us to volatility associated with those risks, including the possibility that changes in estimates to our ultimate insurance loss reserves could result in material charges against our earnings ; our risk management and safety programs may not have the intended effect of reducing our liability for personal injury or property loss ; we may experience breaches of, or disruptions to, our information technology systems or those of our third - party providers or clients, or other compromises of our data that could adversely affect our business ; unfavorable developments in our class and representative actions and other lawsuits alleging various claims could cause us to incur substantial liabilities ; a significant number of our employees are covered by collective bargaining agreements that could expose us to potential liabilities in relation to our participation in multiemployer pension plans, requirements to make contributions to other benefit plans, and the potential for strikes, work slowdowns or similar activities, and union organizing drives ; our business may be materially affected by changes to fiscal and tax policies ; negative or unexpected tax consequences could adversely affect our results of operations ; changes in general economic conditions, such as changes in energy prices, government regulations, or consumer preferences, could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition ; future increases in the level of our borrowings or in interest rates could affect our results of operations ; impairment of goodwill and long - lived assets could have a material adverse effect on our financial condition and results of operations ; if we fail to maintain proper and effective internal control over financial reporting in the future, our ability to produce accurate and timely financial statements could be negatively impacted, which could harm our operating results and investor perceptions of our Company and as a result may have a material adverse effect on the value of our common stock ; our business may be negatively impacted by adverse weather conditions ; catastrophic events, disasters, and terrorist attacks could disrupt our services ; actions of activist investors could disrupt our business . For additional information on these and other risks and uncertainties we face, see ABM’s risk factors, as they may be amended from time to time, set forth in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and subsequent filings . We urge readers to consider these risks and uncertainties in evaluating our forward - looking statements . We caution readers not to place undue reliance upon any such forward - looking statements, which speak only as of the date made . We undertake no obligation to publicly update any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law .

38 Use of Non - GAAP Financial Information To supplement ABM’s consolidated financial information, the Company has presented income from continuing operations and income from continuing operations per diluted share as adjusted for items impacting comparability, for the fourth quarter and twelve months of fiscal years October 31 , 2020 and 2019 . These adjustments have been made with the intent of providing financial measures that give management and investors a better understanding of the underlying operational results and trends as well as ABM’s operational performance . In addition, the Company has presented earnings before income from discontinued operations, net of taxes, interest, taxes, depreciation and amortization and excluding items impacting comparability (adjusted EBITDA) for the fourth quarter of fiscal years 2020 and 2019 . Adjusted EBITDA is among the indicators management uses as a basis for planning and forecasting future periods . The presentation of these non - GAAP financial measures is not meant to be considered in isolation or as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States of America . (See accompanying financial tables for supplemental financial data and corresponding reconciliations to certain GAAP financial measures . )

39 Unaudited Reconciliation of Non - GAAP Financial Measures (a) The Company adjusts income from continuing operations to exclude the impact of certain items that are unusual, non - recurring, or otherwise do not reflect management's views of the underlying operational results and trends of the Company . (b) Represents the net adjustments to our self - insurance reserve for general liability, workers’ compensation, automobile and medical and dental insurance claims related to prior period accident years . Management believes these prior period reserve changes do not illustrate the performance of the Company’s normal ongoing operations given the current year's insurance expense is estimated by management in conjunction with the Company's outside actuary to take into consideration past history and current costs and regulatory trends . Once the Company develops its best estimate of insurance expense premiums for the year, the Company fully allocates such costs out to the business leaders to hold them accountable for the current year costs within operations . However, since these prior period reserve changes relate to claims that could date back many years, current management has limited ability to influence the ultimate development of the prior year changes . Accordingly, including the prior period reserve changes in the Company's current operational results would not depict how the business is run as the Company holds its management accountable for the current year’s operational performance . The Company believes the exclusion of the self - insurance adjustment from income from continuing operations is useful to investors by enabling them to better assess our operating performance in the context of current year profitability . For the three months ended October 31 , 2020 and 2019 , our self - insurance general liability, workers’ compensation, automobile and medical and dental insurance claims related to prior period accident years was decreased by $ 15 . 1 M and by $ 5 . 4 M, respectively . For the years ended October 31 , 2020 and 2019 , the liability decreased by $ 26 . 4 M and by $ 4 . 1 M, respectively . (c) The Company lost a client account where ABM employees assigned to the account participated in a defined - benefit multiemployer pension fund where contributions to the pension fund by ABM were limited to that single client account . As a result of losing the account, ABM anticipates receiving a withdrawal liability assessment pursuant to the Multiemployer Pension Plan Amendments Act of 1980 . The estimated amount of the withdrawal liability is $ 3 . 9 M . In most cases, ABM’s pension contributions are made pursuant to union agreements that cover multiple client accounts across specific geographic areas, such that the loss of single client accounts would not trigger this type of liability . (d) Primarily represents one - time implementation costs related to the Company's transformational IT infrastructure projects and requirements associated with General Data Protection Regulation standards . (e) Represents restructuring costs related to the continued integration of GCA acquisition in September 2017 . (f) The Company's tax impact is calculated using the federal and state statutory rate of 28 . 11 % for US and 19 % for UK for FY 2020 and FY 2019 . We calculate tax from the underlying whole - dollar amounts, as a result, certain amounts may not recalculate based on reported numbers due to rounding . (g) QTD FY 20 includes a $ 3 . 6 M tax credit related to the expiring statute of limitations . YTD FY 20 includes a $ 3 . 6 M tax credit related to the expiring statute of limitations and a $ 45 . 2 M tax charge related to impairment of nondeductible goodwill . The QTD FY 19 and YTD FY 19 includes credits of $ 3 . 5 M and $ 5 . 3 M, respectively, related to the expiring statute of limitations, a benefit from the transition tax and other one - time items .

40 Unaudited Reconciliation of Non - GAAP Financial Measures

41 First 2021 Quarter Guidance (a) With the exception of the 2020 Work Opportunity Tax Credits and anticipated excess tax benefits on stock - based awards, this guidance does not include any potential effects associated with certain other discrete tax items and other unrecognized tax benefits . (b) Adjustments include costs associated with the strategic review, legal settlements, adjustments to self - insurance reserves pertaining to prior year's claims and other unique items impacting comparability .

42 Contact Us INVESTOR RELATIONS Susie A. Kim (212) 297 - 9721 susie.kim@abm.com